UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 5, 2020 (March 5, 2020)
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EZCORP, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-19424	74-2540145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2500 Bee Cave Road, Bldg One, Suite 200, Rollingwood, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Non-voting Common Stock, par value $.01 per share	EZPW	NASDAQ Stock Market	(NASDAQ Global Select Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders
On March 5, 2020, the sole holder of the Company’s Class B Voting Common Stock (the “Voting Stockholder”) re-elected the following persons to serve on the Company’s Board of Directors, effective at the Annual Meeting of Stockholders held on March 5, 2020: Matthew W. Appel, Zena Srivatsa Arnold, Shelaghmichael Brown, Phillip E. Cohen, Stuart I. Grimshaw, Pablo Lagos Espinosa, Kent V. Stone, Gary L. Tillett, Robert W. K. Webb and Rosa C. Zeegers. Each of such persons shall serve a one-year term until the next annual meeting of stockholders (or, if earlier, until his or her death, removal or resignation).
On March 5, 2020, there were 2,970,171 shares of the Company's Class B Voting Common Stock outstanding, all of which are held by MS Pawn Limited Partnership.
Item 7.01 — Regulation FD Disclosure
The Company held its 2020 Annual Meeting of Stockholders on March 5, 2020. The Company’s publicly-traded Class A Non-Voting Common Stock is not entitled to vote on any matters, and thus, no proposals or other matters were presented for voting at the 2020 Annual Meeting. Management discussed the Company’s strategic plans and initiatives and responded to stockholders’ questions. A copy of the presentation materials that management reviewed during the 2020 Annual Meeting has been posted in the Investor Relations section of the Company’s website at www.ezcorp.com.
The information set forth, or referred to, in this Item 7.01 shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless such subsequent filing specifically references this Item 7.01 of this Current Report on Form 8-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.

Date:	March 5, 2020	By:	/s/ Thomas H. Welch, Jr.
Thomas H. Welch, Jr.
Chief Legal Officer and Secretary